CERTIFICATION PURSUANT TO
18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Harvey Lalach, certify that:
1.	I have reviewed this quarterly report on Form 10-QSB
of Thrifty Printing Inc.
2.	Based on my knowledge, this quarterly report does not
contain any untrue statement of a material fact or omit to date a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
3.	Based on my knowledge, the financial statements, and
other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows
of the small business issuer as of, and for, the periods presented in this quarterly report;
4.	The small business issuer's other certifying officers
and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:
(a)	designed such disclosure controls and procedures, or
caused such disclosure controls and procedures to be
designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to
us by others within those entities, particularly during the period in which this report is being prepared;
(b)	evaluated the effectiveness of the small business
issuer's disclosure controls and procedures and presented
in this report our conclusions about the effectiveness of
the disclosure controls and procedures, as of the end of
the period covered by this report based on such evaluation;
and
(c)	disclosed in this report any change in the small
business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's control over financial reporting.
5.	The small business issuer's other certifying officers
and I have disclosed, based on our most recent evaluation
of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):
(a)	all significant deficiencies and material weaknesses
in the design or operation of internal control over
financial reporting which are reasonably likely to
adversely affect the small business issuer's ability to record, process, summarize and report financial information; and
(b)	any fraud, whether or not material, that involves
management or other employees who have a significant role in the small business issuer's internal controls and procedures for financial reporting.
Date: August 9, 2006

Signature:  /S/ Harvey Lalach
Title:	  Harvey Lalach, Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)